UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CLARUS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLARUS CORPORATION

2084 East 3900 South

Salt Lake City, UT 84124

April 26, 2019

To Our Stockholders:

On behalf of the Board of Directors of Clarus Corporation, I cordially invite you to attend the Annual Meeting of Stockholders to be held on June 5, 2019, at 8:00 a.m., Eastern Time, at the law offices of Kane Kessler, P.C., 666 Third Avenue, 23rd Floor, New York, NY 10017.

The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

The Proxy Statement and form of proxy card, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, are available at www.claruscorp.com.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,

CLARUS CORPORATION

Warren B. Kanders
Executive Chairman of the
Board of Directors

CLARUS CORPORATION

Notice of Annual Meeting of Stockholders

To Be Held on June 5, 2019

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof (the “Meeting”), of Clarus Corporation (the “Company” or “Clarus”), which will be held on June 5, 2019, at 8:00 a.m., Eastern Time, at the law offices of Kane Kessler, P.C., 666 Third Avenue, 23rd Floor, New York, NY 10017, for the following purposes:

1.          To elect the four nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

2.          To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 (Proposal 2); and

3.          To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

Stockholders of record at the close of business on April 18, 2019, are entitled to notice of and to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on June 5, 2019: This Proxy Statement and form of proxy card, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, are available at www.claruscorp.com.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

By Order of the Board of Directors

Aaron J. Kuehne
Secretary
April 26, 2019

CLARUS CORPORATION

2084 East 3900 South

Salt Lake City, UT 84124

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

JUNE 5, 2019

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.0001 per share, of Clarus Corporation, a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Clarus,” the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on June 5, 2019, at 8:00 a.m., Eastern Time, at the law offices of Kane Kessler, P.C., 666 Third Avenue, 23rd Floor, New York, NY 10017, and at any adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about April 26, 2019.

At the Meeting, stockholders will be asked:

1.          To elect the four nominees named in this Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

2.          To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 (Proposal 2); and

3.          To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

The Board of Directors has fixed the close of business on April 18, 2019, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

Proxies and Voting

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein.

If a Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1); and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal 2).

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Voting

Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

Our Board of Directors has selected each of Warren B. Kanders and Nicholas Sokolow to serve as “Proxyholders” for the Meeting. Proxy Cards that are not revoked will be voted at the Meeting in accordance with the instructions contained therein.

Revocation of Proxy

A stockholder who so desires may revoke its previously submitted Proxy Card at any time before it is voted at the Meeting by: (i) delivering written notice to us at Clarus Corporation, 2084 East 3900 South, Salt Lake City, UT 84124, c/o Aaron J. Kuehne, Chief Financial Officer, Chief Administrative Officer, Secretary and Treasurer; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

Voting on Other Matters

The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on April 18, 2019 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 29,755,306 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our current directors, executive officers and stockholders known to us to beneficially own five percent (5%) or more of our common stock.

Quorum; Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for this Meeting.

Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Under the rules of various national and regional securities exchanges, nominees have such discretion to vote absent instructions with respect to certain “routine” matters, such as Proposal 2, the ratification of independent auditors, but not with respect to matters that are considered “non-routine,” such as the election of directors. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposal 1, which is a non-routine matter.

Each share of Clarus’ common stock entitles the holder to one vote on each matter presented for stockholder action.  The affirmative vote of a plurality of the votes cast in person or represented by proxy at the Meeting is necessary for the election of the four nominees named in this Proxy Statement (Proposal 1). The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 (Proposal 2).

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Since the affirmative vote of a plurality of votes cast in person or represented by proxy at the Meeting is required for Proposal 1, abstentions and “broker non-votes” will have no effect on the outcome of such election. Since the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the approval of Proposal 2, abstentions will have the same effect as a negative vote, but “broker non-votes” will have no effect on the outcome of the voting for Proposal 2.

An inspector of elections appointed by us will tabulate votes at the Meeting.

Proxy Solicitation; Expenses

Clarus will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

List of Stockholders

In accordance with the Delaware General Corporation Law (the “DGCL”), a list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 2084 East 3900 South, Salt Lake City, UT 84124.

Voting Confidentiality

Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

Appraisal Rights

Stockholders will have no rights of appraisal under the DGCL in connection with the proposals to be considered at the Meeting.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. YOUR PRESENCE AT THE MEETING WILL NOT AUTOMATICALLY REVOKE YOUR PROXY CARD. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY

DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of April 18, 2019, certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control five percent (5%) or more of our common stock, (ii) each of our current directors and nominees, (iii) each of our current “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K) set forth in the summary compensation table on page 21 and (iv) our current Named Executive Officers and directors and nominees as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Clarus Corporation, 2084 East 3900 South, Salt Lake City, UT 84124.

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Name	Common Stock Beneficially Owned (1)		Percentage (%) of Common Stock (2)

Kennedy Capital Management, Inc.	2,096,157	(3)	7.0

Greenhouse Funds LLLP	2,078,652	(4)	7.0

Brown Advisory Incorporated	1,628,860	(5)	5.5

Warren B. Kanders	6,683,945	(6)	21.8

Nicholas Sokolow	734,735	(7)	2.5

Donald L. House	399,667	(8)	1.3

Michael A. Henning	146,667	(9)	*

John C. Walbrecht	242,351	(10)	*

Aaron J. Kuehne	318,908	(11)	1.1

All current directors, nominees and named executive officers as a group (6 persons)	8,526,273	(12)	26.9

*	Denotes less than one percent.

(1)	As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares within 60 days of April 18, 2019, (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security.

(2)	Applicable percentage of beneficial ownership is based on 29,755,306 shares of our common stock outstanding as of April 18, 2019.

(3)	Based solely on a Schedule 13G filed with the SEC on February 12, 2019 by Kennedy Capital Management, Inc. In such filing, Kennedy Capital Management, Inc. lists its address as 10829 Olive Blvd., St. Louis, MO 63141, and indicates that, as of December 31, 2018, it had sole voting and dispositive power with respect to 2,096,157 shares of common stock and did not have shared voting or dispositive power with respect to any shares of common stock.

(4)	Based solely on a Schedule 13G filed with the SEC on February 14, 2019 by Greenhouse Funds LLLP and certain of its affiliates. In such filing, Greenhouse Funds LLLP and its affiliates list their address as 650 S. Exeter St., Suite 1080, Baltimore, MD 21202, and indicate that, as of December 31, 2018, they did not have sole voting or dispositive power with respect to any shares of common stock and had shared voting and dispositive power with respect to 2,078,652 shares of common stock.

(5)	Based solely on a Schedule 13G filed with the SEC on February 11, 2019 by Brown Advisory Incorporated on its own behalf and on behalf of certain of its subsidiaries. In such filing, Brown Advisory Incorporated and its subsidiaries list their address as 901 South Bond Street, Suite 400, Baltimore, MD 21231, and indicate that, as of December 31, 2018, they had sole voting power with respect to 1,360,373 shares of common stock, did not have shared voting power or sole dispositive power with respect to any shares of common stock and had

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shared dispositive power with respect to 1,628,860 shares of common stock.

(6)	Includes (i) Mr. Kanders’ options to purchase 900,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 18, 2019; (ii) 2,019,490 shares of common stock held by Kanders GMP Holdings, LLC, of which Mr. Kanders is a majority member and a trustee of the manager; (iii) 13,900 shares of common stock that Mr. Kanders may be deemed to beneficially own as UTMA custodian for his children; and (iv) 124,667 shares of common stock held by Mr. Kanders’ spouse in a UTA Trust Account of which Mr. Kanders is the sole trustee. Of the 6,683,945 shares of common stock included in Mr. Kanders’ beneficial ownership, 5,103,378 shares are hypothecated and/or pledged as security for loans from financial institutions. Excludes (i) 100,000 shares of common stock that are beneficially owned by Mr. Kanders’ spouse, as to all of which he disclaims any beneficial ownership; (ii) options to purchase 400,000 shares of common stock that are not presently exercisable and not exercisable within 60 days of April 18, 2019; (iii) a five-year stock award of 250,000 shares of restricted common stock granted on June 1, 2017 under the Company’s 2015 Stock Incentive Plan that will vest and become nonforfeitable if, on or before June 1, 2022, the closing price of the Company’s common stock shall have equaled or exceeded $12.00 per share for twenty consecutive trading days; and (iv) a five-year stock award of 350,000 shares of restricted common stock granted on January 7, 2019 under the Company’s 2015 Stock Incentive Plan that will vest as follows: (A) the stock award will vest and become nonforfeitable if, on or before January 7, 2024, the closing price of the Company’s common stock shall have equaled or exceeded $15.00 per share for twenty consecutive trading days (such 20th day being the “Price Trigger Date”); and (B) once the Price Trigger Date occurs, (i) 116,667 shares of the Company’s common stock shall vest on each of the first and second anniversary of the Price Trigger Date; and (ii) 116,666 shares of the Company’s common stock shall vest on the third anniversary of the Price Trigger Date.

(7)	Includes (i) Mr. Sokolow’s options to purchase 206,667 shares of common stock that are presently exercisable or exercisable within 60 days of April 18, 2019; (ii) 377,567 shares of common stock held by ST Investors Fund, LLC, of which Mr. Sokolow is the general manager; and (iii) 82,925 shares of common stock held by Madetys Investments, LLC, of which Mr. Sokolow is the general manager. Excludes Mr. Sokolow’s options to purchase 8,333 shares of common stock that are not presently exercisable and not exercisable within 60 days of April 18, 2019.

(8)	Includes Mr. House’s options to purchase 251,667 shares of common stock that are presently exercisable or exercisable within 60 days of April 18, 2019. Excludes Mr. House’s options to purchase 8,333 shares of common stock that are not presently exercisable and not exercisable within 60 days of April 18, 2018.

(9)	Includes Mr. Henning’s options to purchase 136,667 shares of common stock that are presently exercisable or exercisable within 60 days of April 18, 2019. Excludes Mr. Henning’s options to purchase 8,333 shares of common stock that are not presently exercisable and not exercisable within 60 days of April 18, 2019.

(10)	Includes Mr. Walbrecht’s options to purchase 100,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 18, 2019. Excludes (i) Mr. Walbrecht’s options to purchase 400,000 shares of common stock that are not presently exercisable and not exercisable within 60 days of April 18, 2019; and (ii) a five-year stock award of 150,000 shares of restricted common stock granted on January 7, 2019 under the Company’s 2015 Stock Incentive Plan that will vest as follows: (A) the stock award will vest and become nonforfeitable if, on or before January 7, 2024, the closing price of the Company’s common stock shall have equaled or exceeded $15.00 per share for twenty consecutive trading days (such 20th day being the Price Trigger Date); and (B) once the Price Trigger Date occurs, 37,500 shares of the Company’s common stock shall vest on each of the first, second, third and fourth anniversary of the Price Trigger Date.

(11)	Includes Mr. Kuehne’s options to purchase 300,168 shares of common stock that are presently exercisable or exercisable within 60 days of April 18, 2019. Excludes (i) Mr. Kuehne’s options to purchase 474,832 shares of common stock that are not presently exercisable and not exercisable within 60 days of April 18, 2019; (ii) restricted stock award granted on July 1, 2016 under the Company’s 2015 Stock Incentive Plan of which 100,000 restricted shares will vest and become nonforfeitable if, on or before July 1, 2020, the fair market value of the Company’s common stock shall have equaled or exceeded $15.00 per share for twenty consecutive trading days; and (iii) 1,991 shares of common stock that are beneficially owned by Mr. Kuehne’s spouse, as to all of which he disclaims any beneficial ownership.

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(12)	Includes options to purchase 1,895,169 shares of common stock that are presently exercisable or exercisable within 60 days of April 18, 2019. Excludes options to purchase 1,299,831 shares of common stock that are not presently exercisable and not exercisable within 60 days of April 18, 2019.

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficially of more than five percent (5%) of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors will consist of not less than three, nor more than seven members, with such number to be fixed by the Board of Directors. From and after the date of the Meeting, the number of directors has been fixed at four by the Board of Directors. Our Nominating/Corporate Governance Committee and our Board of Directors have selected the four nominees for directors that are listed in this Proxy Statement for election at the Meeting.

Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office will continue until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified in accordance with our Bylaws. There are no family relationships among any of our directors, nominees for director or executive officers.

Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the four nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees named below has been nominated by the Nominating/Corporate Governance Committee of the Board of Directors and has consented to be named a nominee in this Proxy Statement and to serve as a director, if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Nominating/Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the nominee’s individual biographies set forth below, which contains information regarding the person’s service as a director, business experience and director positions held currently or at any time during the last five years.

The age and principal occupation for the past five years of each person nominated as a director is set forth below:

Warren B. Kanders, 61, our Executive Chairman, has served as one of our directors since June 2002 and as Executive Chairman of our Board of Directors since December 2002. Since 1990, Mr. Kanders has served as the President of Kanders & Company, Inc., a private investment firm principally owned and controlled by Mr. Kanders, which makes investments in and provides consulting services to public and private entities. From January 1996 until its sale to BAE Systems plc (“BAE Systems”) on July 31, 2007, Mr. Kanders served as the Chairman of the Board of Directors, and from April 2003 as the Chief Executive Officer, of Armor Holdings, Inc. (“Armor Holdings”), formerly a New York Stock Exchange-listed company and a manufacturer and supplier of military vehicles, armored vehicles, and safety and survivability products and systems to the aerospace and defense, public safety, homeland security, and commercial markets. Mr. Kanders received an A.B. degree in Economics from Brown University. Based upon Mr. Kanders’ role as Executive Chairman of the Company, service as a chairman and a director of a wide range of other public companies, financial background and education, as well as his extensive investment,

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capital raising, acquisition and operating expertise, the Company believes that Mr. Kanders has the requisite set of skills to serve as a Board member of the Company.

Donald L. House, 77, has served as one of our directors since January 1993. Mr. House served as Chairman of our Board of Directors from January 1994 until December 1997 and as our President from January 1993 until December 1993. Mr. House is currently a private investor, and in the past he has served on a number of Boards of Directors of public and private companies, including a position as a member of the Board of Directors of Carreker Corporation from May 1998 until March 2007, and as Chairman of Version One, Inc. from January 2003 until August 2017. Mr. House graduated with B.S. and M.S. degrees from the Georgia Institute of Technology. Based upon Mr. House’s role as the Chairman of the Compensation Committee of the Company’s Board of Directors, prior experience as a chairman and an executive officer of companies in a variety of industries, financial expertise and extensive experience serving as a member of the boards of directors and committees of other public companies, the Company believes that Mr. House has the requisite set of skills to serve as a Board or Board committee member of the Company.

Nicholas Sokolow, 69, has served as one of our directors since June 2002, and has been designated as the “lead independent director” of the Company’s Board of Directors since June 2016. From January 1996 until its sale to BAE Systems on July 31, 2007, Mr. Sokolow served as a member of the Board of Directors of Armor Holdings. Mr. Sokolow served as a member of the Board of Directors of Stamford Industrial Group, Inc. from October 2006 until September 2009. From 2007 until December 31, 2014, Mr. Sokolow practiced law at the firm of Lebow & Sokolow LLP. From 1994 to 2007, Mr. Sokolow was a partner at the law firm of Sokolow, Carreras & Partners. From June 1973 until October 1994, Mr. Sokolow was an associate and partner at the law firm of Coudert Brothers. Mr. Sokolow graduated with Economics and Finance degrees from the Institut D’Etudes Politiques, a Law degree from the Faculte de Droit and a Masters of Comparative Law degree from the University of Michigan. Mr. Sokolow is also an honorary member of the French Bar. Based upon Mr. Sokolow’s role as the Chairman of the Nominating/Corporate Governance Committee of the Company’s Board of Directors, education, legal background involving mergers and acquisitions, corporate governance expertise and extensive experience serving as a member of the boards of directors and committees of other public companies, the Company believes that Mr. Sokolow has the requisite set of skills to serve as a Board or Board committee member of the Company.

Michael A. Henning, 78, has served as one of our directors since May 2010. Mr. Henning served as a director and the Chairman of the Audit Committee of the Board of Directors of Highlands Acquisition Corp. from May 2007 until September 2009. From 2000 to May 2015, Mr. Henning had served as the Chairman of the Audit Committee and member of the Compensation Committee, and had previously served as the Vice Chairman of the Finance Committee, of the Board of Directors of CTS Corporation, a NYSE-listed company that provides electronic components to auto, wireless and PC businesses. From December 2002 to May 2017, Mr. Henning served on the Board of Directors of Omnicom Group Inc., a NYSE-listed global communications company, where he also served on the Audit Committee and the Compensation Committee. From 2007 to May 2017, Mr. Henning served on the Board of Directors of Landstar System, Inc., a NASDAQ-listed transportation and logistics services company, and served on committees such as the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Mr. Henning retired as Deputy Chairman from Ernst & Young in 2000 after forty years with the firm. Mr. Henning was the inaugural Chief Executive Officer of Ernst & Young International, serving from 1993 to 1999. From 1991 to 1993, he served as Vice Chairman of Tax Services at Ernst & Young. Mr. Henning was also the Managing Partner of the firm’s New York office, from 1985 to 1991, and the Partner in charge of International Tax Services, from 1978 to 1985. From 1994 to 2000, Mr. Henning served as a Co-Chairman of the Foreign Investment Advisory Board of Russia, where he co-chaired a panel of 25 chief executive officers from the G-7 countries who advised the Russian government in adopting international accounting and tax standards. Mr. Henning graduated with a B.B.A. degree from St. Francis College and received a Certificate from the Harvard University Advanced Management Program. Mr. Henning is a Certified Public Accountant. Based upon Mr. Henning’s role as the Chairman of the Audit Committee of the Company’s Board of Directors, his accounting and financial expertise and extensive experience serving as a member of the boards of directors and committees of other public companies, the Company believes that Mr. Henning has the requisite set of skills to serve as a Board or Board committee member of the Company.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election as directors of the four nominees named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).

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THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. The Company’s management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002. Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy. The Company is listed on the NASDAQ Global Select Market (“NASDAQ”), and therefore, it has modeled its corporate governance practices after the listing requirements of NASDAQ.

Corporate Governance Guidelines and Documents

The Code of Ethics for Senior Executive Officers and Senior Financial Officers, the Code of Business Conduct and Ethics, Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Clarus for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Clarus, and promoting compliance with all applicable rules and regulations that apply to Clarus and its officers and directors. These policies are available on our Internet website, at www.claruscorp.com, under the tab “Governance Documents” within the section called “Governance.” In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Clarus Corporation, Attention: Secretary, 2084 East 3900 South, Salt Lake City, UT 84124.

Board of Directors

Our Board of Directors is currently comprised of the following four members: Warren B. Kanders, Michael A. Henning, Donald L. House and Nicholas Sokolow.

During fiscal 2018, the Board of Directors held ten meetings, including one meeting of the independent directors, and acted by unanimous written consent in lieu of a meeting three times. During fiscal 2018, all of the directors then in office attended 100% of the total number of meetings of the full Board of Directors, each independent director then in office attended the independent directors’ meeting, and all of the directors then in office attended 100% of the total number of meetings of the Committees of the Board of Directors on which they served. The Company does not have a formal policy as to Board of Directors attendance at our Annual Meetings of Stockholders. All of the members of our Board of Directors attended last year’s Annual Meeting of Stockholders, which was held on June 7, 2018.

Board Leadership Structure

Our Executive Chairman of the Board of Directors is also the principle executive officer of the Company. However, the Company believes that board independence is an important aspect of corporate governance, and the remaining three members of the Board of Directors are therefore independent directors. In addition, our independent directors hold periodically scheduled meetings, at which only independent directors are present. The Board of Directors believes that this leadership structure is appropriate for our Company, given the size and scope of our business, the experience and active involvement of our Executive Chairman and independent directors and our corporate governance practices, which include regular communication with and interaction between and among the President, Chief Financial Officer, the Executive Chairman and the independent directors. Mr. Sokolow is designated as the “lead independent director” of the Company’s Board of Directors.

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Board Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. In its risk oversight role, the Board of Directors must satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed, including assessing major risk factors relating to the Company and its performance, and reviewing measures to address and mitigate risks. While the full Board of Directors is charged with overseeing risk management, various committees of the Board of Directors and members of management also have responsibilities with respect to our risk oversight. In particular, the Audit Committee plays a large role in monitoring and assessing our financial, legal and operational risks, and receives regular reports from the management team regarding comprehensive organizational risk as well as particular areas of concern.

Director Independence

The Board of Directors has evaluated each of its directors’ independence from Clarus based on the definition of “independence” established by NASDAQ and has determined that Messrs. Henning, Sokolow and House are independent directors, constituting a majority of the Board of Directors. The Board of Directors has also determined that each of the members of our Audit Committee is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In its review of each director’s independence from the Company, the Board of Directors reviewed whether any transactions or relationships currently exist or existed during the past year between each director and the Company and its subsidiaries, affiliates, equity investors or independent registered public accounting firm. The Board of Directors also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates.

Stockholder Communications

Stockholders may send communications to our Board of Directors or any committee thereof by writing to the Board of Directors or any committee thereof at Clarus Corporation, Attention: Secretary, 2084 East 3900 South, Salt Lake City, UT 84124. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board of Directors, as appropriate.

In addition, stockholders may also contact the non-management directors as a group or any individual director by writing to the non-management directors or the individual director, as applicable, at Clarus Corporation, 2084 East 3900 South, Salt Lake City, UT 84124.

Complaint Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Clarus Corporation, Attention: Chairman of the Audit Committee, 2084 East 3900 South, Salt Lake City, UT 84124. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”

Audit Committee

The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent registered public accounting firm (“independent auditors”); (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the Audit Committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The Audit Committee also assesses major risk factors relating to the Company and its performance, and reviews measures to address and mitigate financial, legal and operational risks. The committee also prepares the Audit Committee report required by the rules of the U.S. Securities and Exchange Commission (the “SEC”), which is included in this Proxy Statement beginning on page 14.

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Our Audit Committee is currently comprised of Messrs. Henning, House and Sokolow, with Mr. Henning serving as the Chairman. All of the members of our Audit Committee were determined by the Board of Directors to be independent of Clarus based on NASDAQ’s definition of “independence” and are able to read and understand the Company’s fundamental financial statements. The Board of Directors has determined that Mr. Henning qualifies as an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder).

The duties of the Audit Committee of our Board of Directors, which are specified in the charter of the Audit Committee, include but are not limited to:

•	reviewing and discussing with management and the independent auditors the annual audited financial statements, and recommending to our Board of Directors whether the annual audited financial statements should be included in our Annual Report on Form 10-K;

•	discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditors;

•	verifying the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by regulation;

•	reviewing and approving all related party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditors, including the fees and terms of the services to be performed;

•	appointing and replacing the independent auditors;

•	determining the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing and issuing an audit report or related work;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

During fiscal 2018, the Audit Committee held six meetings and acted by unanimous written consent in lieu of a meeting once. The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which is available on our Internet website, at www.claruscorp.com, under the tab “Governance Documents” within the section called “Governance.”

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Compensation Committee

The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock incentive plans and makes recommendations to the Board of Directors concerning levels of compensation of our executive officers and other key managerial personnel as well as the adoption of incentive and stock plans. Pursuant to the Compensation Committee’s charter (a copy of which is available on our Internet website, at www.claruscorp.com, under the tab “Governance Documents” within the section called “Governance”), the Compensation Committee’s authority generally includes, among other things, the authority to do each of the following:

•	To assist the Board of Directors in developing and evaluating potential candidates for executive positions and to oversee the development of executive succession plans.

•	To review and approve corporate goals and objectives with respect to compensation for the Company’s senior management team, evaluate the senior management team’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors, determine and approve the senior management team’s compensation levels based on this evaluation. In determining the long-term incentive component of the senior management team’s compensation, the Compensation Committee shall consider the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s senior management team in past years.

•	To make recommendations to the Board of Directors with respect to non-senior management team compensation, incentive-compensation plans and equity-based plans. The Compensation Committee shall also provide oversight of senior management’s decisions concerning the performance and compensation of other Company officers.

•	To review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed. The Compensation Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

•	To produce the compensation committee report on executive compensation to be included in the Company’s Proxy Statement.

•	To review on an annual basis director compensation and benefits.

The Compensation Committee has the authority to retain or obtain advice from, as well as determine the appropriate compensation of, such compensation consultants, outside counsel and other advisors as the Compensation Committee, in its sole discretion, may deem appropriate.

Our Compensation Committee is currently comprised of Messrs. House and Sokolow, with Mr. House serving as the Chairman, both of whom were determined by the Board of Directors to be independent of the Company based on NASDAQ’s definition of “independence”. The Compensation Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2018, the Compensation Committee held two meetings, acted by unanimous written consent in lieu of a meeting once, and also held numerous informal discussions.

Nominating/Corporate Governance Committee

The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors, as well as review Clarus’ corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NASDAQ listing requirements. The Nominating/Corporate Governance Committee considers all qualified candidates identified by members of the Committee, by other members of the Board of Directors, and by senior management. The Nominating/Corporate Governance Committee will consider nominees recommended by

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stockholders. Information with respect to a proposed nominee should be forwarded to Clarus Corporation, Attention: Secretary, at 2084 East 3900 South, Salt Lake City, UT 84124, and upon receipt, the Secretary will submit them to the Nominating/Corporate Governance Committee for its consideration. Such information shall include the name of the nominee, and such information with respect to the nominee as would be required under the rules and regulations of the SEC to be included in our Proxy Statement if such proposed nominee were to be included therein, as well as a consent executed by the proposed nominee to serve as director if elected as required by the rules and regulations of the SEC. In addition, the stockholder shall include a statement to the effect that the proposed nominee has no direct or indirect business conflict of interest with us, and otherwise meets our standards set forth below. See “Requirements for Submission of Stockholder Proposals, Nomination of Directors and Other Business of Stockholders” for additional information on certain procedures that a stockholder must follow to nominate persons for election as directors.

Our Nominating/Corporate Governance Committee is currently comprised of Messrs. Sokolow and House, with Mr. Sokolow serving as the Chairman, both of whom were determined by the Board of Directors to be independent of the Company based on NASDAQ’s definition of “independence. The Nominating/Corporate Governance Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2018, the Nominating/Corporate Governance Committee held one meeting, acted by unanimous written consent in lieu of a meeting once and held several informal meetings, in person and by telephone, to discuss various topics relevant to its function, including evaluating the composition, structure and qualifications of the Board of Directors. A copy of the Nominating/Corporate Governance Committee’s Charter is available on our Internet website, at www.claruscorp.com, under the tab “Governance Documents” within the section called “Governance.”

Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in the Company; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to the Company and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of the Company. The Nominating/Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying candidates for director. Nevertheless, the Nominating/Corporate Governance Committee’s evaluation of director candidates takes into account their ability to contribute to the diversity of age, background, experience, viewpoints and other individual qualities and attributes represented on the Board of Directors.

The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms in the same manner, as follows: The Nominating/Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above; when a Board of Directors vacancy occurs or is anticipated, the Nominating/Corporate Governance Committee determines which of the qualified candidates to interview, based on the current needs of the Board of Directors and the Company, and members of the Nominating/Corporate Governance Committee meet with these individuals. If, after such meetings, the Nominating/Corporate Governance Committee determines to recommend any candidate to the Board of Directors for consideration, that individual is invited to meet with the entire Board of Directors. The Board of Directors then determines whether to select the individual as a director-nominee.

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Director Summary Compensation Table

The following table summarizes the compensation earned by our non-employee directors for the fiscal year ended December 31, 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Michael A. Henning	50,000	-	38,183	(2)	-	-	-	88,183
Donald L. House	45,000	-	38,183	(3)	-	-	-	83,183
Nicholas Sokolow	55,000	-	38,183	(4)	-	-	-	93,183

(1) Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards made during the applicable year. For discussions on the relevant assumptions, see footnote 12, “Stock-Based Compensation Plan” in the financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2018.

(2) Mr. Henning’s option awards include the grant of options on June 7, 2018, valued at $38,183 and fully vesting on March 31, 2019.

(3) Mr. House’s option awards include the grant of options on June 7, 2018, valued at $38,183 and fully vesting on March 31, 2019.

(4) Mr. Sokolow’s option awards include the grant of options on June 7, 2018, valued at $38,183 and fully vesting on March 31, 2019.

Discussion of Director Compensation

We pay three primary components of compensation to our non-management directors: an annual cash retainer, committee chairman fees, and equity awards, generally comprising of stock equity awards such as stock options. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties on our Board of Directors and its committees as well as the skill level required by the Company of members of the Board of Directors and the need to continue to attract highly qualified candidates to serve on our Board of Directors. Director compensation arrangements are reviewed annually to maintain such standards.

In 2018, members of our Board of Directors were compensated as follows: (i) the non-employee directors received an annual stock option grant at the Annual Meeting of Stockholders of 12,500 shares at an exercise price equal to the closing price of the Company’s common stock on the date of such grant, and vesting and becoming exercisable in four equal consecutive quarterly tranches; (ii) all non-employee directors serving on the Board of Directors received an annual payment of $35,000, payable in equal quarterly installments, in consideration for their services on the Board; (iii) Mr. Sokolow, the lead independent director of the Board of Directors, received an additional annual payment of $10,000, payable in equal, quarterly installments, in consideration of his service as the lead independent director of the Board of Directors, (iv) the chairmen of the respective Board committees, other than the Board of Directors’ Audit Committee, received an additional annual payment of $10,000, payable in equal quarterly installments, in consideration for their services as chairmen on the respective Board of Directors’ committees; and (v) the chairman of the Board of Directors’ Audit Committee received an additional annual payment of $15,000, payable in equal quarterly installments, in consideration for his service as the chairman of the Board of Directors’ Audit Committee.

  In 2018, our current employee director, Mr. Kanders, was compensated pursuant to his employment agreement (which is described below under the heading “Employment Agreements”).

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 Involvement in Certain Legal Proceedings

No director, executive officer or person nominated to become a director or executive officer has, within the last ten years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy filing or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting his involvement in any type of business, securities or banking activities or practice; or (iv) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Clarus and is financially literate as that qualification is interpreted by the Board of Directors. The Board of Directors has adopted a written charter with respect to the Audit Committee’s roles and responsibilities.

Management is responsible for Clarus’ internal control and the financial reporting process. The external auditor is responsible for performing an independent audit of Clarus’ consolidated financial statements and internal control over financial reporting in accordance with auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has had various discussions with management and the independent auditors. Management represented to the Audit Committee that Clarus’ consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the quarterly and annual consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees.

The Audit Committee has received the written disclosures and a letter from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from Clarus and its management. The Audit Committee also considers whether the independent registered public accounting firm’s provision of audit and non-audit services to Clarus is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for its audit. The Audit Committee discussed with the independent auditors, with and without management present, the results of its audit, the evaluations of Clarus’ internal control over financial reporting, and the overall quality and integrity of financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements and the audit report on the audited financial statements and internal control over financial reporting be included in Clarus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

Submitted by the Members of the Audit Committee of the Board of Directors:

Michael A. Henning (Chairman)

Donald L. House

Nicholas Sokolow

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The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Clarus.

Name	Age	Position

Warren B. Kanders	61	Executive Chairman of the Board of Directors
John C. Walbrecht	51	President
Aaron J. Kuehne	40	Chief Administrative Officer, Chief Financial Officer, Secretary and Treasurer

See “Biographical Information for Directors” for biographical information with respect to Warren B. Kanders.

John C. Walbrecht, 51, has served as the President of the Company since October 2017, and President of BDEL since October 2016.  Before joining the Company, Mr. Walbrecht served as the President of Mountain Hardwear from March 2016 to October 2016. Prior to Mountain Hardwear, Mr. Walbrecht served as the President and Chief Executive Officer of Fenix Outdoors NA from January 2012 until March 2016.  Mr. Walbrecht has also served in various senior roles with Brandbase, Spyder, Dr. Martens/Airwair, and Timberland.  Mr. Walbrecht holds a Master of Business Administration and a Bachelor of Science in Economics from Brigham Young University, a Bachelor of Arts in Marketing from the University of Maryland and understudies in International Trade and Finance at Cambridge University - Trinity College.

Aaron J. Kuehne, 40, has served as our Chief Financial Officer, Secretary and Treasurer, since 2013 and as our Chief Administrative Officer since May 2016. Mr. Kuehne previously served as the Company’s interim Chief Financial Officer, in addition to serving as its Vice President of Finance, principal financial officer and principal accounting officer. Before joining the Company in September 2010, Mr. Kuehne served as the Corporate Controller of Certiport from August 2009 to September 2010. From July 2004 to August 2009, Mr. Kuehne served in various capacities with KPMG LLP, most recently as Audit Manager. Mr. Kuehne graduated with a Bachelor of Arts degree in Accounting from University of Utah – David Eccles School of Business in 2002 and with an M.B.A. degree from University of Utah – David Eccles School of Business in 2004. He has also been a Certified Public Accountant since 2005.

There are no family relationships between our Named Executive Officers and any director of the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee assists the independent members of the Board of Directors in establishing a compensation package for Clarus’ Executive Chairman and assists the Board of Directors in establishing compensation packages for Clarus’ other Named Executive Officers, its key employees and non-employee directors as well as administering Clarus’ incentive plans. The Compensation Committee is generally responsible for setting and administering the policies which govern annual salaries of executive officers, raises and bonuses and certain awards of stock options and common stock under the Company’s 2015 Stock Incentive Plan and otherwise, and such responsibility is generally limited to the actions taken by the Compensation Committee, although at times the full Board of Directors has determined annual executive salaries, raises and bonuses as well as grants of stock options

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and common stock without having first received recommendations from the Compensation Committee. From time to time, the Compensation Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management’s interests with those of our stockholders. Although we do not target executive compensation to any peer group median, we strive to provide a compensation package that is competitive in the market and rewards each executive’s performance.

The Compensation Committee is comprised of two directors, each of whom has considerable experience in executive compensation issues. Each member of the Compensation Committee meets the independence requirements specified by NASDAQ and by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). No member of the Compensation Committee has ever been an officer or employee of the Company, nor is there a direct or indirect relationship between any of the members of the Committee and any of the Company’s executive officers. The Compensation Committee operates under a written charter adopted by the Board of Directors that is available on our Internet website, at www.claruscorp.com, under the tab “Governance Documents” within the section called “Governance.”

Executive Compensation Philosophy and Objectives

The Compensation Committee continues to examine and refine our compensation philosophy, objectives and strategy throughout the fiscal year as part of our ongoing efforts to maintain “best practices” in this area and corporate governance in general. The general philosophy of our executive compensation program is to attract and retain talented management that are enthusiastic about our mission and culture while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing these objectives, the Compensation Committee believes that it is critical that a substantial portion of each executive officer’s compensation be contingent upon our overall performance and the growth of the Company. The Compensation Committee is also guided by the principles that our compensation packages must be competitive, must support our overall strategy and objectives, must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance and must align management’s interests with the interests of stockholders by linking compensation with performance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is generally the Compensation Committee’s responsibility to determine the performance goals for the performance-based compensation payable to our Named Executive Officers, subject to ratification by the Board of Directors, and to certify compliance with such goals before such compensation is paid. Subject to this limitation, the Compensation Committee may also make recommendations to the Board of Directors with respect to compensation of the President and Chief Financial Officer and, either alone or with the other independent members of our Board of Directors, determine and approve the compensation of our Executive Chairman.

In determining the compensation packages for our Named Executive Officers, key employees and non-employee directors, the Compensation Committee and the Board of Directors have evaluated the history and performance of the Company, previous compensation practices and packages awarded to the Company’s executive officers, key employees and non-employee directors, and compensation policies and packages awarded to executive officers, key employees and non-employee directors at similarly-situated companies.

Use of Outside Consultants

The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. In 2018, the Compensation Committee did not engage any such consultants to determine or recommend the amount or form of executive and director compensation discussed herein.

Compensation Program Components

Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Compensation Committee believes that this three-part approach best

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serves our and our stockholders’ interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for Named Executive Officers are composed of a significant portion of pay that is “at risk”, specifically, the annual bonus, stock options and restricted stock.

For the fiscal year ended December 31, 2018, the components of compensation for Named Executive Officers were: (i) cash compensation; (ii) equity-based compensation; and (iii) perquisites and other personal and additional benefits. Additional details on each element of our compensation program are outlined below.

Cash Compensation

Base Salary. In reviewing and approving the base salaries of our Named Executive Officers, the Compensation Committee considers the scope of work and responsibilities and other individual-specific factors; the recommendations of our Executive Chairman (except in the case of his own compensation); compensation for similar positions at similarly-situated companies; and the executive’s experience. Except where an existing agreement establishes an executive’s salary, the Compensation Committee generally reviews executive officer and key employee salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year in connection with establishing the Company’s budget for the upcoming fiscal year. The employment agreements of our Named Executive Officers are described below under the heading “Employment Agreements”.

In 2018, the annual base salary for Mr. Kanders was established pursuant to his current employment agreement (the “Kanders Employment Agreement”), under which he was paid an annual base salary of $350,000. In 2017, Mr. Kanders’ base salary was initially established pursuant to an employment agreement with the Company, dated June 5, 2013, which provided Mr. Kanders with an annual base salary of $175,000, however, on June 1, 2017 his base salary was increased to $350,000 in connection with his execution of the Kanders Employment Agreement. The annual base salary for Mr. Kanders is subject to annual review by the Compensation Committee and was not modified in 2016, and remained at $175,000. In establishing the salary of Mr. Kanders, the Compensation Committee considered his extensive investment, capital raising, acquisition and operating expertise, as well as the scope of his responsibilities. Mr. Kanders devotes only as much of his time as is necessary to the affairs of the Company and also serves in various capacities with other public and private entities, including not-for-profit entities.

Mr. Walbrecht became our President on March 9, 2018. In 2018, Mr. Walbrecht’s annual base salary was $425,000. In 2017, his annual base salary was increased to $425,000, effective October 1, 2017. Prior to such increase, Mr. Walbrecht’s base salary was established pursuant to his employment agreement with Black Diamond Equipment, Ltd. (“BDEL”), a wholly-owned subsidiary of the Company, dated September 23, 2016 (the “Walbrecht Employment Agreement”), which provided Mr. Walbrecht with an annual base salary of $350,000. In establishing Mr. Walbrecht’s base salary, the Compensation Committee considered, among other things, the compensation for similar positions at similarly-situated companies.

In 2018, the annual base salary for Mr. Kuehne was $350,000. In 2017, Mr. Kuehne’s base salary was initially established pursuant to his employment agreement with the Company, dated May 16, 2016 (the “Kuehne Employment Agreement”), which provides Mr. Kuehne with an annual base salary of $300,000, however, on October 1, 2017 the annual base salary for Mr. Kuehne was increased to $350,000. In 2016, Mr. Kuehne’s base salary was initially $235,000, however, on May 16, 2016 his annual base salary was increased to $300,000 in connection with his execution of the Kuehne Employment Agreement. In establishing Mr. Kuehne’s base salary, the Compensation Committee considered, among other things, the compensation for similar positions at similarly-situated companies, as well as the additional responsibilities and duties required by his role as chief financial officer of a public company.

Performance-Based Annual Bonus. With regard to the performance-based compensation of any Named Executive Officer, the Compensation Committee generally establishes the performance goals and then certifies the satisfaction of such performance goals prior to the payment of the performance-based bonus compensation. In reviewing and approving the annual performance-based bonus for our executive officers, the Compensation Committee may also consider an executive’s contribution to the overall performance of Clarus, as well as annual bonuses awarded to persons holding similar positions at similarly-situated companies.

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In addition, cash bonuses may be awarded at the discretion of the Board of Directors, the Compensation Committee or the executive management of the Company for exceptional performance related to other corporate activity undertaken by the Company in any year.

The Compensation Committee and the Board of Directors determined to award our President a discretionary cash bonus for the performance of his services in 2018, pursuant to which he was paid $212,500. In determining to award a discretionary cash bonus to our President, the Compensation Committee took into account, among other things, his contributions to the Company’s financial results for the year ended December 31, 2018.

The Compensation Committee and the Board of Directors also determined to award our Chief Financial Officer and Chief Administrative Officer a discretionary cash bonus for the performance of his services in 2018, pursuant to which he was paid $175,000. In determining to award a discretionary cash bonus to our Chief Financial Officer and Chief Administrative Officer, the Compensation Committee took into account, among other things, his contributions to the Company’s financial results for the year ended December 31, 2018.

Base salary, incentive compensation and the amount of discretionary bonus (total cash compensation) earned in 2018 by the Named Executive Officers are reflected in the “Salary,” and “Bonus,” columns in the Summary Compensation Table set forth on page 21 of this Proxy Statement.

Equity-Based Compensation

2005 Stock Incentive Plan and 2015 Stock Incentive Plan

We believe that equity-based compensation is the most effective means of creating a long-term link between the compensation provided to officers and other key management personnel and the returns realized by the stockholders. In 2018, the Company maintained the 2005 Stock Incentive Plan and the 2015 Stock Incentive Plan (collectively, the “Incentive Plans”) to incentivize executive officers and other key employees. The Incentive Plans are designed to give the Board of Directors discretion and flexibility in designing incentive compensation packages to align the goals of management with those of our stockholders and to motivate executive officers and key employees to improve the operations of the Company, thereby maximizing stockholder value. Pursuant to the Incentive Plans, the Board of Directors may issue to employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries incentive stock options, nonqualified stock options, and restricted stock.

Awards under the Incentive Plans help relate a significant portion of an employee’s long-term remuneration directly to stock price appreciation realized by all our stockholders and align an employee’s interests with that of our stockholders. The Compensation Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year lock-up or vesting schedule or milestone based vesting schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management’s compensation in our equity provides management with a powerful incentive to increase stockholder value over the long-term. The specific types and size of awards to be granted (other than options granted to non-employee directors) and the terms and conditions of such awards are determined by the Compensation Committee subject to the provisions of the Incentive Plans.

The timing of our equity award grants is not designed to have any relationship with our release of material, non-public information. Awards are generally granted at previously scheduled meetings of the Board of Directors and Compensation Committee and as required by the Incentive Plans, options and stock awards are granted with an exercise price and valued equal to the fair market value of the Company’s common stock which is the closing price on the date of such grant. The Compensation Committee may also approve any equity-based grants in connection with the hiring or promotion of an executive officer.

The Company’s 2005 Stock Incentive Plan expired in accordance with its terms in June 2015 and any shares of common stock then remaining available for grant under the 2005 Stock Incentive Plan have been canceled. However, at December 31, 2018, 461,000 shares of common stock subject to outstanding awards granted under the 2005 Stock Incentive Plan prior to the expiration of the 2005 Stock Incentive Plan will remain available for issuance in accordance with their terms.

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On March 9, 2018, in connection with a long-term incentive plan developed by the Compensation Committee and Board of Directors, the Company issued and granted each of Messrs. Kanders, Walbrecht and Kuehne a stock award consisting of options to purchase 500,000 shares of the Company’s common stock pursuant to the Company’s 2015 Stock Incentive Plan, having exercise prices of $6.80 per share, and vesting over a period of five years, with 100,000 of each officer’s options vesting and becoming exercisable on December 31, 2018 and each anniversary thereof, through December 31, 2022.

On January 7, 2019, in connection with a long-term incentive plan developed by the Compensation Committee and Board of Directors, the Company issued and granted to Mr. Kanders 350,000 restricted shares of the Company’s common stock, which will vest as follows: (A) on or before January 7, 2024, the fair market value of the Company’s common stock must equal or exceed $15.00 per share for twenty consecutive trading days (such 20th day being the Price Trigger Date); and (B) once the Price Trigger Date occurs, (i) 116,667 shares of Company’s common stock shall vest on each of the first and second anniversary of the Price Trigger Date; and (ii) 116,666 shares of Company’s common stock shall vest on the third anniversary of the Price Trigger Date.

On January 7, 2019, in connection with a long-term incentive plan developed by the Compensation Committee and Board of Directors, the Company issued and granted to Mr. Walbrecht 150,000 restricted shares of the Company’s common stock, which will vest as follows: (A) on or before January 7, 2024, the fair market value of the Company’s common stock must equal or exceed $15.00 per share for twenty consecutive trading days (such 20th day being the Price Trigger Date); and (B) once the Price Trigger Date occurs, 37,500 shares of Company’s common stock shall vest on each of the first, second, third and fourth anniversary of the Price Trigger Date.

Equity based compensation earned in 2018 by the Named Executive Officers are reflected in the “Stock Awards,” and “Option Awards,” columns in the Summary Compensation Table set forth on page 21 of this Proxy Statement.

Perquisites and Other Personal and Additional Benefits

Executive officers participate in other employee benefit plans generally available to all employees on the same terms as similarly-situated employees.

The Company maintains qualified 401(k) plans that provide for discretionary Company contributions up to the applicable Internal Revenue Service limits.

The Company also provides Named Executive Officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our Named Executive Officers.

The costs to the Company associated with providing these benefits for executive officers named in the Summary Compensation Table are reflected in the “All Other Compensation” column of the Summary Compensation Table set forth on page 21 of this Proxy Statement.

Accounting and Tax Considerations

Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to an individual who was a Named Executive Officer. Under the rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) of the Code was deductible without regard to this $1 million limit. The Tax Cuts and Jobs Act of 2017, which became effective on January 1, 2018, eliminated the performance-based compensation exception under Section 162(m) of the Code, subject to a rule that “grandfathers” certain arrangements and awards in effect on or prior to November 2, 2017. As a result, compensation that we structured in prior years with the intent of utilizing the deduction for performance-based compensation under Section 162(m) may not be fully deductible if it is paid on or after January 1, 2018, dependent upon the applicability of the 162(m) grandfathering rules.

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While the Tax Cuts and Jobs Act of 2017 will limit the deductibility of compensation paid to our Named Executive Officers, our Compensation Committee and Board of Directors will continue to design compensation programs that are in the best long-term interests of the Company and our shareholders, with deductibility of compensation being one of a variety of considerations taken into account. We are currently analyzing whether to redesign any of our compensation programs in light of the amendments to Section 162(m) and other sections of the Code that became effective this year.

Policy on Stock Trading

We do not permit our executives and other employees to buy or sell put or call options on the Company’s common stock, or sell the Company’s common stock short.

Post-Employment and Other Events

Termination, death, disability and change-in-control events trigger the payment of certain compensation to the Named Executive Officers that is not available to all salaried employees. Such compensation is discussed under the headings “Employment Agreements” and “Potential Payments Upon Termination or Change in Control.”

Role of Executive Officers in Compensation Decisions

The Compensation Committee assists the Board of Directors in determining the total compensation of our Executive Chairman, President and Chief Financial Officer, and oversees the design and administration of compensation and benefit plans for all of the Company’s employees. Certain executive officers, including our Executive Chairman, President and Chief Financial Officer, may attend a portion of most regularly scheduled Compensation Committee meetings, excluding executive sessions, to present topical issues for discussion and education as well as specific recommendations for review. The Compensation Committee also obtains input from our legal, finance and tax advisors, as appropriate.

Summary

The Compensation Committee believes that the total compensation package has been designed to motivate key management to improve the operations and financial performance of the Company, thereby increasing the market value of our common stock. The tables in this Executive Compensation section reflect the compensation structure established by the Compensation Committee.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

Submitted by the Members of the Compensation Committee of the Board of Directors:

Donald House (Chairman)

Nicholas Sokolow

The Report of the Compensation Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent that the Company specifically incorporates the Report of the Compensation Committee by reference therein.

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Summary Compensation Table

The following summary compensation table sets forth information concerning the annual and long-term compensation earned for the periods presented below by our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Deferred Compensation Earnings	Non-qualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)

Warren B. Kanders	2018	351,346	500	-	1,546,950	-	-	58,576	(3)	1,957,372
Executive Chairman	2017	277,308	-	1,944,487	-	-	-	51,101		2,322,896
	2016	175,000	-	-	-	-	-	49,631		224,631

John C. Walbrecht	2018	426,635	213,000	-	1,386,500	-	-	26,197	(4)	2,052,332
President	2017	368,750	185,000	-	-	-	-	11,580		565,330
	2016	94,231	44,300	-	-			25,509		164,040

Aaron J. Kuehne	2018	351,346	175,500	-	1,546,950	-	-	24,372	(5)	2,098,168
Chief Financial Officer,	2017	312,500	115,000	-	124,285	-	-	21,984		573,769
Chief Administrative	2016	267,750	50,550	104,665	231,025	-	-	19,020		673,010
Treasurer

(1) Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards made during the applicable year. For discussions on the relevant assumptions, see footnote 12, “Stock-Based Compensation Plan” in the financial statements contained in the Annual Reports on Form 10-K for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

(2) Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards made during the applicable year. For discussions on the relevant assumptions, see footnote 12, “Stock-Based Compensation Plan” in the financial statements contained in the Annual Reports on Form 10-K for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

(3) “All Other Compensation” amount for Mr. Kanders in 2018 consists of the following items: 401(k) matching contributions, $5,250; health, short-term and long-term disability, and AD&D, $45,553; and life insurance, $7,773.

(4) “All Other Compensation” amount for Mr. Walbrecht in 2018 consists of the following items: 401(k) matching contributions, $6,498; wellness time conversion, $8,173; health, short-term and long-term disability, and AD&D, $10,476; and life insurance, $1,050.

(5) “All Other Compensation” amount for Mr. Kuehne in 2018 consists of the following items: 401(k) matching contributions, $5,341; wellness time conversion, $6,058; health, short-term and long-term disability, $12,313; and life insurance and AD&D, $660.

Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards in fiscal year 2018 to our Named Executive Officers.

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		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	or Units (#)	Options (#)		Awards ($)	Awards ($)
Warren B. Kanders	3/9/18	-	-	-	-	-	-	-	500,000	(1)	$6.80	$1,546,950

John C. Walbrecht	3/9/18	-	-	-	-	-	-	-	500,000	(1)	$6.80	$1,386,500

Aaron J. Kuehne	3/9/18	-	-	-	-	-	-	-	500,000	(1)	$6.80	$1,546,950

(1)	Stock option award granted pursuant to the Company’s 2015 Stock Incentive Plan.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers at December 31, 2018:

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Warren B. Kanders	400,000	(1)	-		-	7.50	5/31/20	-		-	-	-
	400,000	(1)	-		-	10.00	5/31/20	-		-	-	-
	100,000	(2)	400,000	(2)	-	6.80	3/9/2028	-		-	-	-
	-		-		-	-	-	250,000	(3)	2,530,000	-

John C. Walbrecht	100,000	(4)	400,000	(4)	-	6.80	3/9/2028	-		-	-	-

Aaron J. Kuehne	25,000	(5)	-		-	10.40	11/7/23	-		-	-	-
	7,500	(6)	-		-	8.20	1/1/23	-		-	-	-
	12,500	(7)	-		-	6.25	9/12/20	-		-	-	-
	38,500	(8)	16,500	(8)	-	4.63	12/16/25	-		-	-	-
	-		-		-	-	-	100,000	(9)	1,012,000	-	-
	83,334	(10)	41,666	(10)	-	4.38	7/1/26	-		-	-	-
	33,334	(11)	16,666	(11)	-	6.15	8/21/27	-		-	-	-
	100,000	(12)	400,000	(12)	-	6.80	3/9/2028	-		-	-	-

(1)	Fully vested non-plan stock option award. The Company’s Compensation Committee and Board of Directors approved, effective as of May 28, 2010, the extension of the expiration date for such stock option awards from December 20, 2012 to May 31, 2020.

(2)	Stock option award granted pursuant to the Company’s 2015 Stock Incentive Plan. Options to purchase 100,000 shares of common stock vested and became exercisable on December 31, 2018, and options to purchase 100,000 shares of common stock shall vest and became exercisable on each anniversary thereof, through December 31, 2022.

(3)	A five-year restricted stock award granted under the Company’s 2005 Stock Incentive Plan on June 1, 2017, of which 250,000 shares will vest if the fair market value of the Company’s common stock shall have equaled or exceeded $12.00 per share for twenty consecutive trading days.

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(4)	Stock option award granted pursuant to the Company’s 2015 Stock Incentive Plan. Options to purchase 100,000 shares of common stock vested and became exercisable on December 31, 2018, and options to purchase 100,000 shares of common stock shall vest and became exercisable on each anniversary thereof, through December 31, 2022.

(5)	Stock option award granted pursuant to the Company’s 2005 Stock Incentive Plan. Options to purchase 25,000 shares of common stock were immediately exercisable on the date of the grant.

(6)	Stock option award granted pursuant to the Company’s 2005 Stock Incentive Plan. Options to purchase 3,000 shares of common stock vested and became exercisable on December 31, 2015 and options to purchase 2,250 shares of common stock vested and became exercisable on each of December 31, 2016 and December 31, 2017, respectively.

(7)	Stock option award granted pursuant to the Company’s 2005 Stock Incentive Plan. Options to purchase 5,000, 3,750 and 3,750 shares of common stock vested and became exercisable on each of December 31, 2012, 2013 and 2014, respectively.

(8)	Stock option award granted pursuant to the Company’s 2015 Stock Incentive Plan. Options to purchase 22,000 and 16,500 shares of common stock vested and became exercisable on each of December 31, 2017 and 2018, respectively, and options to purchase 16,500 shares of common stock shall vest and become exercisable on December 31, 2019.

(9)	Restricted stock award granted on July 1, 2016 under the Company’s 2015 Stock Incentive Plan of which 100,000 restricted shares will vest and become nonforfeitable if, on or before July 1, 2020, the fair market value of the Company’s common stock shall have equaled or exceeded $15.00 per share for twenty consecutive trading days.

(10)	Stock option award granted pursuant to the Company’s 2015 Stock Incentive Plan. Options to purchase 41,667 shares of common stock vested and became exercisable on each of July 1, 2017 and July 1, 2018, and options to purchase 41,666 shares of common stock shall vest and become exercisable on July 1, 2019.

(11)	Stock option award granted pursuant to the Company’s 2015 Stock Incentive Plan. Options to purchase 16,667 shares of the common stock vested and became exercisable on each of December 31, 2017 and December 31, 2018, and options to purchase 16,666 shares of common stock shall vest and become exercisable on December 31, 2019.

(12)	Stock option award granted pursuant to the Company’s 2015 Stock Incentive Plan. Options to purchase 100,000 shares of common stock vested and became exercisable on December 31, 2018, and options to purchase 100,000 shares of common stock shall vest and became exercisable on each anniversary thereof, through December 31, 2022.

Option Exercises and Stock Vested During Fiscal 2018

There were no exercises of stock options by the Named Executive Officers during fiscal year 2018.

The following table sets forth all restricted stock awards previously granted to the Named Executive Officers that vested during the year ended December 31, 2018.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Warren B. Kanders	250,000	$2,720,000

Pension Benefits – Fiscal 2018

There were no pension benefits earned by our Named Executive Officers during the fiscal year ended December 31, 2018.

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Non-qualified Defined Contribution and Other Non-qualified Deferred Compensation Plans

The Company does not have any non-qualified defined contribution or other non-qualified deferred compensation plans covering its Named Executive Officers.

 Potential Payments Upon Termination or Change-in-Control

The tables below reflect the amount of compensation payable to each of the current Named Executive Officers of the Company in the event of termination of such executive’s employment. The amount of compensation payable to each current Named Executive Officer upon voluntary termination; retirement; involuntary not-for-cause termination; involuntary for cause termination; termination following a change-in-control; retention following a change-in-control; and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2018. The amounts shown thus include amounts earned through such times and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a Named Executive Officer’s employment terminates, he may be entitled to receive amounts earned during his term of employment.

In the event that Mr. Kanders’ employment is terminated by the Company without “cause” (as such term is defined in the Kanders Employment Agreement) or by Mr. Kanders for certain reasons set forth in the Kanders Employment Agreement, Mr. Kanders will be entitled to receive, among other things, an amount equal to five times his annual base salary in one lump sum payment, and in each case, any unvested stock options held by Mr. Kanders shall immediately vest and become exercisable and all unvested restricted stock awards held by Mr. Kanders shall immediately vest.

In the event that Mr. Walbrecht’s employment is terminated by BDEL without “cause” (as defined in the Walbrecht Employment Agreement), Mr. Walbrecht will, subject to the provisions of the Walbrecht Employment Agreement, be entitled to receive an amount equal to one year of his base compensation.

In the event that Mr. Kuehne’s employment is terminated by the Company without “cause” (as defined in the Kuehne Employment Agreement), Mr. Kuehne will, subject to the provisions of the Kuehne Employment Agreement, generally be entitled to receive an amount equal to one year of his base salary and reimbursement of any COBRA premium payments made by Mr. Kuehne during such one-year period, in each case payable in accordance with the Company’s normal payroll practices. In addition, all granted but unvested stock options and all unvested restricted stock will be null and void.

Payments Made Upon Retirement

In the event of the retirement of a Named Executive Officer, no additional benefits are paid.

Payments Made Upon Permanent Disability or Death

In the event of Mr. Kanders’ death, his designees would be entitled to $200,000 from a Company group term life policy that is maintained for the benefit of all of the Company’s employees. The Company also maintains term life insurance on Mr. Kanders in the amount of $2,000,000 for the benefit of his designees. Additionally, in the event of his termination due to permanent disability or death, the Kanders Employment Agreement provides that all unvested stock options held by Mr. Kanders will immediately vest and become exercisable.

In the event of Mr. Walbrecht’s death, his beneficiary would be entitled to receive $300,000 from a Company group term life policy that is maintained for the benefit of all of the Company’s employees. In addition, in the event that Mr. Walbrecht’s employment is terminated upon death, his designees will be entitled to receive $1,000,000 from the proceeds of any key man life insurance policy obtained by BDEL on the life of Mr. Walbrecht in accordance with the Walbrecht Employment Agreement; no such insurance policy is currently in place.

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In the event of Mr. Kuehne’s death, his beneficiary would be entitled to receive $300,000 from a Company group term life policy that is maintained for the benefit of all of the Company’s employees. Additionally, in the event of his termination due to permanent disability or death, the Kuehne Employment Agreement provides that all unvested stock options and unvested restricted stock held by Mr. Kuehne will immediately vest and become exercisable, as applicable.

Payments Made Upon a Change-in-Control

Pursuant to the terms of the Kanders Employment Agreement, in the event that Mr. Kanders’ employment is terminated by Mr. Kanders upon a change-in-control, Mr. Kanders will be entitled to receive, among other things, an amount equal to five times his annual base salary in one lump sum payment, and any unvested stock options held by Mr. Kanders shall immediately vest and become exercisable and all unvested restricted stock awards held by Mr. Kanders shall immediately vest.

Pursuant to the terms of the Kanders Employment Agreement, a change-in-control is deemed to occur in the event that:

•	the members of the Board of Directors as of June 1, 2017 cease to constitute a majority of the Board of Directors provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Board of Directors shall be considered as though such individual was a member of the Board of Directors as of such date;

•	the Company shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited; or (iii) any party, other than the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Company representing 50% or more of the total voting power of all the then-outstanding voting securities of the Company; or

•	any party, other than the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Company representing 50% or more of the total voting power of all the then-outstanding voting securities of the Company.

Pursuant to the terms of the Walbrecht Employment Agreement, upon the termination of employment of Mr. Walbrecht by BDEL or the acquirer of BDEL upon a change-in-control of BDEL, Mr. Walbrecht will receive one year of annual salary and supplemental performance bonuses that he may have been eligible to earn during the remainder of the term of the Walbrecht Employment Agreement in one lump sum.

Pursuant to the terms of the Walbrecht Employment Agreement, a change-in-control is deemed to occur in the event that:

•	BDEL shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which BDEL acquires another entity, or (C) a tender offer, whether solicited or unsolicited; or

•	any party, other than the Company or one or more of its subsidiaries, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of BDEL representing 50% or more of the total voting power of all the then-outstanding voting securities of BDEL.

Pursuant to the terms of the Kuehne Employment Agreement, upon the termination of employment by such executive due to the occurrence of a change in control, such terminating executive will receive one year of annual salary in one lump sum, COBRA premium payments for one year, and all granted but unvested stock options held by Mr. Kuehne will automatically vest and become exercisable and all unvested shares of restricted stock held by Mr. Kuehne will automatically vest.

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Pursuant to the Kuehne Employment Agreement, a change-in-control is deemed to occur in the event that:

•	the members of the Board of Directors as of July 1, 2016 cease to constitute a majority of the Board of Directors provided, however, that any individual becoming a director subsequent to July 1, 2016, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Board shall be considered as though such individual was a member of the Board as of July 1, 2016;

•	the Company shall have been sold by either (i) a sale of all or substantially all its assets; (ii) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity or (iii) a tender offer, whether solicited or unsolicited; or

•	any party, other than the Company, is or becomes the “beneficial owner” (as defined in the Exchange Act), directly or indirectly, of voting securities representing 50% or more of the total voting power of the Company.

Warren B. Kanders

The following table shows the potential payments upon termination, permanent disability or death of Warren B. Kanders, the Company’s Executive Chairman, as well as a change-in-control of the Company, which includes payments payable pursuant to the terms of the Kanders Employment Agreement, which is discussed under the heading “Employment Agreements” in this Proxy Statement.

Executive Benefits and Payments Upon Separation	Voluntary Termination on 12/31/18 ($)	For Cause Termination on 12/31/18 ($)	Without Cause Termination on 12/31/18 ($)		Change-in-Control and Termination on 12/31/18 ($)		Change-in- Control 12/31/18 ($)	Disability on 12/31/18 ($)	Death on 12/31/18 ($)

Compensation

Cash Severance – Salary	-	-	1,750,000	(1)	1,750,000	(1)	-	-	-

Stock Options	-	-	-		-		-	-	-

Restricted Stock	-	-	2,530,000	(2)	2,530,000	(2)	-	-	-

Benefits & Perquisites

Life Insurance	-	-	-		-		-	-	2,200,000	(3)

Disability Income	-	-	-		-		-	-	-

Total	-	-	4,280,000		4,280,000		-	-	2,200,000

(1)	Mr. Kanders would be entitled to receive an amount equal to five times his annual base salary of $350,000 in one lump sum pursuant to the terms of the Kanders Employment Agreement, which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)	The unvested portion of 250,000 shares of restricted common stock awarded to Mr. Kanders pursuant to the terms of a restricted stock agreement dated June 1, 2017 and under the terms of the Company’s 2015 Stock Incentive Plan would vest and become nonforfeitable. Valued using the December 31, 2018, market price of $10.12 per share.

(3)	Upon Mr. Kanders’ death, his designees would be entitled to $200,000 from a Company group term life policy that is maintained for the benefit of all of the Company’s employees. The Company also maintains term life insurance on Mr. Kanders in the amount of $2,000,000 for the benefit of his designees.

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John C. Walbrecht

The following table shows the potential payments upon termination, permanent disability or death of John C. Walbrecht, the Company’s President, as well as a change-in-control of the Company, which includes payments payable pursuant to the terms of the Walbrecht Employment Agreement, which is discussed under the heading “Employment Agreements” in this Proxy Statement.

Executive Benefits and Payments Upon Separation	Voluntary Termination on 12/31/18 ($)	For Cause Termination on 12/31/18 ($)	Without Cause Termination on 12/31/18 ($)		Change-in-Control and Termination on 12/31/18 ($)		Change-in- Control 12/31/18 ($)	Disability on 12/31/18 ($)	Death on 12/31/18 ($)

Compensation

Cash Severance – Salary	-	-	425,000	(1)	425,000	(1)	-	-	-

Stock Options	-	-	-		-		-	-	-

Restricted Stock	-	-	-		-		-	-	-

Benefits & Perquisites

Life Insurance	-	-	-		-		-	-	300,000	(2)

Disability Income	-	-	-		-		-	-	-

Total	-	-	425,000		425,000		-	-	300,000

(1)	Mr. Walbrecht would be entitled to receive one year of his annual base salary of $425,000 in one lump sum pursuant to the terms of the Walbrecht Employment Agreement, which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)	Upon Mr. Walbrecht’s death, his beneficiary would be entitled to receive $300,000 from a Company group term life policy that is maintained for the benefit of all of the Company’s employees.

Aaron J. Kuehne

The following table shows the potential payments upon termination, permanent disability or death of Aaron J. Kuehne, the Company’s Chief Administrative Officer, Chief Financial Officer, Secretary and Treasurer, as well as a change-in-control of the Company, which includes payments payable pursuant to the terms of the Kuehne Employment Agreement, which is discussed under the heading “Employment Agreements” in this Proxy Statement.

Executive Benefits and Payments Upon Separation	Voluntary Termination on 12/31/18 ($)	For Cause Termination on 12/31/18 ($)	Without Cause Termination on 12/31/18 ($)		Change-in-Control and Termination on 12/31/18 ($)		Change-in- Control 12/31/18 ($)	Disability on 12/31/18 ($)		Death on 12/31/18 ($)

Compensation

Cash Severance – Salary	-	-	350,000	(1)	350,000	(1)	-	-		-

Stock Options	-	-	-		1,723,912	(2)	-	1,723,912	(2)	1,723,912	(2)

Restricted Stock	-	-	-		1,012,000	(2)	-	1,012,000	(2)	1,012,000	(2)

Benefits & Perquisites

Insurance	-	-	15,810	(3)	15,810	(3)	-	-		300,000	(4)

Disability Income	-	-	-		-		-	-		-

Total	-	-	365,810		3,101,722		-	2,735,912		3,035,912

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(1)	Mr. Kuehne would be entitled to receive one year of his annual base salary of $350,000 in one lump sum pursuant to the terms of the Kuehne Employment Agreement, which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)	The unvested portion of an aggregate of options to purchase 474,832 shares of common stock would vest and become nonforfeitable, and 100,000 shares of restricted common stock awarded to Mr. Kuehne pursuant to the terms of a restricted stock agreement dated July 1, 2016 would vest and become nonforfeitable. Valued using the December 31, 2018, market price of $10.12 per share.

(3)	Mr. Kuehne will, subject to the provisions of the Kuehne Employment Agreement, be entitled to receive reimbursement of any COBRA premium payments made by Mr. Kuehne during a one-year period, in each case payable in accordance with the Company’s normal payroll practices. Calculated assuming that maximum reimbursements are provided.

(4)	Upon Mr. Kuehne’s death, his beneficiary would be entitled to receive $300,000 from a Company group term life policy that is maintained for the benefit of all of the Company’s employees.

Pay Ratio Disclosure

The 2018 annual total compensation of the median compensated of all our employees who were employed as of December 31, 2018, other than our Executive Chairman, was $47,459. The 2018 annual total compensation of Mr. Kanders, our Executive Chairman, was $1,957,372, and the ratio of these amounts was 41:1.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. For these purposes, we identified the median compensated employee using total taxable wages paid to our employees in fiscal 2018, annualizing the salaries paid to new employees that did not work the full fiscal year. After identifying such median compensated employee, we calculated annual total compensation for such employee using the same methodology we used for our Executive Chairman and other Named Executive Officers. Using this methodology, the annual total compensation in 2018 for our median employee was $47,459.

We determined our total workforce, excluding our Executive Chairman, to consist of 571 employees. During fiscal 2018, Clarus acquired the assets of SKINourishment, LLC, which employs 6 employees that, pursuant to SEC rules, will be included in our pay ratio for fiscal 2019, but were not included in this year’s calculation.

EMPLOYMENT AGREEMENTS

Warren B. Kanders

On June 1, 2017, the Company entered into the Kanders Employment Agreement with Mr. Warren B. Kanders, the Company’s current Executive Chairman of the Company’s Board of Directors, which provides for Mr. Kanders’ employment as Executive Chairman of the Board of Directors for a term expiring on June 1, 2022, subject to certain termination rights, during which time he will receive an annual base salary of $350,000. Mr. Kanders’ annual base salary will be subject to annual review by the Compensation Committee of the Board of Directors as well as further review in light of any redeployment of assets transaction that the Company may engage in during the term of the Kanders Employment Agreement.

Under the terms of the Kanders Employment Agreement, the Company issued and granted to Mr. Kanders a restricted stock award of 500,000 restricted shares of common stock pursuant to the Company’s 2015 Stock

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Incentive Plan, of which (i) 250,000 vested after the closing share price of the Company’s common stock equaled or exceeded $10.00 per share for twenty consecutive trading days; and (ii) 250,000 will vest if, on or before June 1, 2022, the closing share price of the Company’s common stock shall have equaled or exceeded $12.00 per share for twenty consecutive trading days.

In addition, Mr. Kanders is entitled, at the sole and absolute discretion of the Compensation Committee, to receive performance bonuses, which may be based upon a variety of factors. Mr. Kanders will also be entitled, at the sole and absolute discretion of the Compensation Committee, to participate in other bonus plans of the Company. The Company will maintain term life insurance on Mr. Kanders in the amount of $2,000,000 for the benefit of his designees (the “Kanders Life Insurance”).

The Kanders Employment Agreement contains a non-competition covenant and non-interference (relating to the Company’s customers) and non-solicitation (relating to the Company’s employees) provisions effective during the term of Mr. Kanders’ employment and for a period of three years after termination of the Kanders Employment Agreement.

In the event that Mr. Kanders’ employment is terminated (i) by the Company without “cause” (as such term is defined in the Kanders Employment Agreement), (ii) by Mr. Kanders for certain reasons set forth in the Kanders Employment Agreement or (iii) by Mr. Kanders upon a “change in control” (as such term is defined in the Kanders Employment Agreement), Mr. Kanders will be entitled to receive, among other things, an amount equal to five times his annual base salary in one lump sum payment, and in each case, any unvested stock options held by Mr. Kanders shall immediately vest and become exercisable and all unvested restricted stock awards held by Mr. Kanders shall immediately vest.

In the event that Mr. Kanders fails to comply with any of his obligations under the Kanders Employment Agreement, including, without limitation, the non-competition covenant and the non-interference and non-solicitation provisions, Mr. Kanders will be required to repay such lump sum payment as of the date of such failure to comply and he will have no further rights in or to such lump sum payment. In the event that Mr. Kanders’ employment is terminated upon his death, Mr. Kanders’ designees will be entitled to receive the proceeds of the Kanders Life Insurance. The Kanders Employment Agreement may also be terminated by the Company for “cause.” In the event that Mr. Kanders’ employment is terminated by the Company for “cause,” all stock options, whether vested or unvested, and unvested restricted stock awards will terminate and be null and void.

All payments and benefits provided under the Kanders Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.

John C. Walbrecht

On September 23, 2016, BDEL, a wholly-owned subsidiary of Clarus, entered into the Walbrecht Employment Agreement with Mr. John C. Walbrecht, which provides for Mr. Walbrecht’s employment as President of BDEL for a term expiring on December 31, 2020, subject to certain termination rights, and an annual base salary of $350,000. Effective October 1, 2017, Mr. Walbrecht’s annual base salary was increased to $425,000.

At the sole and absolute discretion of the Company’s Board of Directors, Mr. Walbrecht is entitled to receive annual performance bonuses (the “Annual Performance Bonus”), which may be based upon the achievement of certain BDEL sales objectives, of up to 50% of Mr. Walbrecht’s base compensation. With respect to the calendar years ended December 31, 2016 and December 31, 2017, the Annual Performance Bonus was guaranteed in full.

In addition to the Annual Performance Bonus, commencing with the calendar year ended December 31, 2017, Mr. Walbrecht will be entitled to earn an additional annual bonus opportunity (the “Supplemental Performance Bonus”) of $500,000 upon BDEL achieving minimum annual Adjusted EBITDA Margins (as defined in the Walbrecht Employment Agreement) of greater than 10% (the “Supplemental Performance Bonus Target”) for the applicable calendar year of the term of the Walbrecht Employment Agreement. In the event that BDEL fails to achieve an applicable Supplemental Performance Bonus Target by an amount not to exceed 200 basis points for a calendar year of the term of the Walbrecht Employment Agreement in question but BDEL achieves the

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Supplemental Performance Bonus Target for the immediately succeeding calendar year, then Mr. Walbrecht will be entitled to a Supplemental Performance Bonus of $1,000,000 in such succeeding calendar year.

In addition to confidentiality provisions, the Walbrecht Employment Agreement contains a non-competition covenant and non-interference (relating to the Company’s and the Company’s affiliates’ and subsidiaries’ customers), non-solicitation (relating to the Company’s and the Company’s affiliates’ and subsidiaries’ employees) and non-disparagement provisions effective during the term of his employment and for a period of one year after the termination of his employment with BDEL, as more particularly set forth in the Walbrecht Employment Agreement.

In the event that Mr. Walbrecht’s employment is terminated as a result of his death or disability, Mr. Walbrecht or his estate will, subject to the provisions of the Walbrecht Employment Agreement, be entitled to receive his accrued base compensation through the date of such termination. In addition, in the event that Mr. Walbrecht’s employment is terminated upon his death, Mr. Walbrecht’s designees will be entitled to receive $1,000,000 from the proceeds of any key man life insurance policy obtained by BDEL on the life of Mr. Walbrecht in accordance with the Walbrecht Employment Agreement; no such insurance policy is currently in place. In the event that Mr. Walbrecht’s employment is terminated by BDEL for “cause” (as defined in the Walbrecht Employment Agreement), Mr. Walbrecht will, subject to the provisions of the Walbrecht Employment Agreement, be entitled to receive his accrued base compensation through the date of such termination.

In the event that Mr. Walbrecht’s employment is terminated by BDEL without “cause” (as defined in the Walbrecht Employment Agreement), Mr. Walbrecht will, subject to the provisions of the Walbrecht Employment Agreement, be entitled to receive an amount equal to one year of his base compensation as a severance amount. In the event that Mr. Walbrecht voluntarily terminates his employment, Mr. Walbrecht will, subject to the provisions of the Walbrecht Employment Agreement, be entitled to receive his accrued base compensation and benefits through the date of such termination.

In the event that Mr. Walbrecht’s employment is terminated by BDEL or the acquirer of the business of BDEL upon the occurrence of a Change in Control (as defined in the Walbrecht Employment Agreement) (other than a termination by BDEL for “cause” during such period), Mr. Walbrecht will, subject to the provisions of the Walbrecht Employment Agreement, be entitled to receive the severance amount and Supplemental Performance Bonuses that he may have been eligible to earn during the remainder of the term of the Walbrecht Employment Agreement in one lump sum within five days of the effective date of such termination, except that, in the event BDEL or the acquirer requests Mr. Walbrecht to provide consulting services described in the Walbrecht Employment Agreement, then the lump sum payment of an amount equal to the severance amount and Supplemental Performance Bonuses shall be payable upon the expiration of such consulting period.

In the event that Mr. Walbrecht fails to comply with any of his obligations under the Walbrecht Employment Agreement, including, without limitation, the non-competition covenant and the non-interference, non-solicitation and non-disparagement provisions, Mr. Walbrecht will be required to repay previous post termination payments paid to him pursuant to the Walbrecht Employment Agreement as of the date of such failure to comply and he will have no further rights in or to such payments payable to him pursuant to the Walbrecht Employment Agreement. All payments and benefits provided under the Walbrecht Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by BDEL from time to time.

Aaron J. Kuehne

On May 16, 2016, the Company and Aaron Kuehne entered into the Kuehne Employment Agreement, which provides for Mr. Kuehne’s employment as Chief Administrative Officer, Chief Financial Officer, Secretary and Treasurer of the Company for a term expiring on July 1, 2020, subject to certain termination rights, and an annual base salary of $300,000, subject to annual review by the Company. The Kuehne Employment Agreement became effective on July 1, 2016. Effective October 1, 2017, Mr. Kuehne’s annual base salary was increased to $350,000. In addition, at the sole and absolute discretion of the Company’s Board of Directors or the Compensation Committee of the Company’s Board of Directors, Mr. Kuehne is entitled to receive annual performance bonuses, which may be based upon a variety of qualitative and quantitative factors, of up to 25% of Mr. Kuehne’s annual base salary. Mr. Kuehne will also be entitled, at the sole and absolute discretion of the Company’s Board of

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Directors or the Compensation Committee of the Company’s Board of Directors, to participate in other bonus plans of the Company.

Under the terms of the Kuehne Employment Agreement, on July 1, 2016, the Company issued and granted to Mr. Kuehne an option to purchase 125,000 shares of the Company’s common stock pursuant to the Company’s 2015 Stock Incentive Plan, having an exercise price of $4.38 per share, of which 41,667 shares of common stock vested and became exercisable on each of July 1, 2017 and July 1, 2018 and 41,666 shares of common stock will vest and become exercisable on July 1, 2019. Also under the terms of the Kuehne Employment Agreement, on July 1, 2016, the Company issued and granted to Mr. Kuehne a restricted stock award of 100,000 restricted shares pursuant to the Company’s 2015 Stock Incentive Plan, all of which will vest if, on or before July 1, 2020, the closing share price of the Company’s common stock shall have equaled or exceeded $15.00 per share for twenty consecutive trading days.

The Kuehne Employment Agreement also contains confidentiality obligations as well as a non-competition covenant and non-interference (relating to the Company’s customers), non-solicitation (relating to the Company’s employees) and non-disparagement provisions effective during the term of his employment and for a period of two years after the termination of his employment with the Company.

In the event that Mr. Kuehne’s employment is terminated as a result of his death or disability, Mr. Kuehne or his estate will, subject to the provisions of the Kuehne Employment Agreement, be entitled to receive his accrued base salary through the date of such termination and earned but unpaid annual incentive bonus prorated for the portion of the year in which such termination occurred and all granted but unvested stock options and all unvested restricted stock shall immediately vest. In the event that Mr. Kuehne’s employment is terminated by the Company for “cause” (as defined in the Kuehne Employment Agreement), Mr. Kuehne will, subject to the provisions of the Kuehne Employment Agreement, be entitled to receive his accrued base salary through the date of such termination. In addition, all stock options, whether vested or unvested, and granted but unvested restricted stock will be null and void, except that, in the event that Mr. Kuehne is terminated as a result of his failure to perform any reasonable directive of the Company’s Board of Directors, he will be entitled to retain any vested stock options.

In the event that Mr. Kuehne’s employment is terminated by the Company without “cause” (as defined in the Kuehne Employment Agreement), Mr. Kuehne will, subject to the provisions of the Kuehne Employment Agreement, be entitled to receive an amount equal to one year of his base salary and reimbursement of any COBRA premium payments made by Mr. Kuehne during such one-year period, in each case payable in accordance with the Company’s normal payroll practices. In addition, all granted but unvested stock options and all unvested restricted stock will be null and void. In the event that Mr. Kuehne’s employment is terminated by Mr. Kuehne other than as a result of a “change in control” (as defined in the Kuehne Employment Agreement), Mr. Kuehne will, subject to the provisions of the Kuehne Employment Agreement, be entitled to receive his accrued base salary and benefits through the date of such termination. In addition, all granted but unvested stock options and all unvested restricted stock will be null and void. In the event that Mr. Kuehne’s employment is terminated by Mr. Kuehne as a result of a “change in control” (as defined in the Kuehne Employment Agreement), Mr. Kuehne will, subject to the provisions of the Kuehne Employment Agreement, be entitled to receive an amount equal to one year of his base salary payable in one lump sum within five business days after such termination and reimbursement of any COBRA premium payments made by Mr. Kuehne during such one-year period, except that, in the event the Company or the acquirer requests Mr. Kuehne to provide consulting services described in the Kuehne Employment Agreement, then the lump sum payment of an amount equal to one year of his base salary shall be payable upon the expiration of such consulting period. In addition, all granted but unvested stock options and all unvested restricted stock shall immediately vest.

In the event that Mr. Kuehne fails to comply with any of his obligations under the Kuehne Employment Agreement, including, without limitation, the non-competition covenant and the non-interference, non-solicitation and non-disparagement provisions, Mr. Kuehne will be required to repay previous post termination payments paid to him pursuant to the Kuehne Employment Agreement as of the date of such failure to comply and he will have no further rights in or to such payments payable to him pursuant to the Kuehne Employment Agreement. All payments and benefits provided under the Kuehne Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2018, none of the members of our Compensation Committee (i) served as an officer or employee of Clarus or its subsidiaries; (ii) was formerly an officer of Clarus or its subsidiaries; or (iii) entered into any transactions with Clarus or its subsidiaries. During fiscal 2018, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee; (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee; or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Clarus.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under the SEC’s rules, a related person is a director, officer, nominee for director, or five percent (5%) stockholder of the Company since the beginning of the last fiscal year and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. During the fiscal year ended December 31, 2018, the Company did not have any related person transactions.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is responsible for reviewing and approving all related person transactions. In addition, the Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

These practices are undertaken pursuant to written policies and procedures contained in: (i) the Charter of the Audit Committee of the Company’s Board of Directors, which vests the Audit Committee with the responsibility for the Company’s compliance with legal and regulatory requirements; (ii) the Company’s Amended and Restated Corporate Governance Guidelines, which vests in the Board and its committees the specific function of ensuring processes are in place for maintaining the integrity of compliance with law and ethics, and requiring that directors recuse themselves from any discussion or decision affecting their personal, business or professional interests; and (iii) the Company’s Code of Business Conduct and Ethics, which requires compliance with applicable laws and regulations, the avoidance of conflicts of interest, and prohibits the taking of corporate opportunities for personal benefit. In addition, as a Delaware corporation, we are subject to Section 144 of the DGCL, which provides, among other things, that related party transactions involving the Company and our directors or officers need to be approved by a majority of disinterested directors or a duly authorized committee of the Board comprised of disinterested directors after disclosure of the material facts relating to the interested transaction in question.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP audited the financial statements and related internal control over financial reporting of the Company as of and for the year ended December 31, 2018. The Board of Directors, upon recommendation of the Audit Committee, desires to continue the services of Deloitte & Touche LLP as of and for the current year ending December 31, 2019. Accordingly, the Board of Directors will recommend at the Meeting that the stockholders ratify the appointment by Board of Directors of the firm of Deloitte & Touche LLP to audit the financial statements and related internal control over financial reporting of the Company as of and for the current year ending December 31, 2019. Representatives of that firm are expected to be available at the Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by stockholders is not required by our Amended and Restated Bylaws,

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our Charter of the Audit Committee or applicable law, and is not a binding proposal, the Audit Committee has determined that requesting ratification by stockholders of its selection of Deloitte & Touche LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of Deloitte & Touche LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

KPMG LLP was previously the principal accountants for the Company. On June 7, 2018, the Company dismissed KPMG as the Company’s independent registered public accounting firm. This change in the Company’s independent registered public accounting firm was approved by the Audit Committee.

The audit reports of KPMG LLP on the Company’s consolidated financial statements for the fiscal year ended December 31, 2017 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2017 did not contain any adverse opinion or disclaimer of opinion. The audit report on the effectiveness of internal control over financial reporting as of December 31, 2017 was modified in relation to the acquisition of Sierra Bullets, L.L.C. (“Sierra”) from which management excluded from its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017, Sierra’s internal control over financial reporting associated with total assets of $26,420,000 and total revenues of $10,356,000 included in the consolidated financial statements of the Company as of and for the year ended December 31, 2017. KPMG LLP’s audit of internal control over financial reporting of the Company also excluded an evaluation of the internal control over financial reporting of Sierra.

During the fiscal year ended December 31, 2017 and the subsequent interim period through June 7, 2018, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the fiscal year ended December 31, 2017 and the subsequent interim period through June 7, 2018, there were been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Aggregate fees for professional services rendered for Clarus by Deloitte & Touche LLP and KPMG LLP for the fiscal years ended December 31, 2018 and 2017 were as follows:

	Deloitte & Touche LLP	KPMG LLP
	Fiscal 2018	Fiscal 2018	Fiscal 2017
Audit Fees	$767,704	$185,767	$1,796,709

Audit Related Fees	-	-	$175,000

Tax Fees	-	$75,119	$-

All Other Fees	-	-	-

Total	$767,704	$260,886	$1,971,709

Audit Fees. Deloitte & Touche LLP and KPMG LLP were engaged as our independent registered public accounting firms to audit our financial statements for the years ended December 31, 2018 and 2017, respectively, to audit our internal control over financial reporting as of December 31, 2018 and 2017, respectively, and to perform services in connection with our registration statements. KPMG LLP was also engaged to review our interim

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financial statements in 2017 and the first quarter of 2018, and Deloitte & Touche LLP was engaged to review our interim financial statements for the remainder of 2018.

Audit Related Fees. Neither Deloitte & Touche LLP nor KPMG LLP billed us for professional services rendered for audit related fees for the fiscal year ended December 31, 2018. The amount KPMG LLP billed us for professional services rendered for audit related fees for was $175,000 for the fiscal year ended December 31, 2017.

Tax Fees. The amounts Deloitte & Touche LLP and KPMG LLP billed us for professional services rendered for compliance, tax advice or tax planning were $0 and 75,119, respectively, for the fiscal year ended December 31, 2018. KPMG LLP did not bill us for professional services rendered for compliance, tax advice or tax planning for the fiscal year ended December 31, 2017.

All Other Fees. There were no other fees for the fiscal years ended December 31, 2018 and 2017.

Auditor Independence. The Audit Committee has considered the non-audit services provided by Deloitte & Touche LLP and KPMG LLP and determined that the provision of such services had no effect on either of Deloitte & Touche LLP’s or KPMG LLP’s independence from Clarus.

Audit Committee Pre-Approval Policy and Procedures.

The Audit Committee must review and pre-approve all audit and non-audit services provided by Deloitte & Touche LLP, our independent registered public accounting firm, and has adopted a Pre-Approval Policy. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the SEC’s and the Public Company Accounting Oversight Board’s rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.

Since the engagement of Deloitte & Touche LLP by the Company on June 11, 2018, the Audit Committee has not waived the pre-approval requirement for any services rendered by Deloitte & Touche LLP to Clarus. All of the services provided by Deloitte & Touche LLP to Clarus described above were pre-approved by the Audit Committee.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matter properly comes before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange) various reports as to ownership of such capital stock. Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2018 fiscal year were timely filed with the SEC.

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FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to Clarus Corporation, 2084 East 3900 South, Salt Lake City, UT 84124, Attention: Secretary.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2020 Annual Meeting, the proposal must be received by us at our principal executive offices by December 27, 2019 (or, if the 2020 Annual Meeting is called for a date not within 30 calendar days before or after June 5, 2020, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of: Secretary, Clarus Corporation, 2084 East 3900 South, Salt Lake City, UT 84124 and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate qualifies as independent.

We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2020 Annual Meeting of Stockholders (a) not less than sixty (60) days nor more than ninety (90) days prior to June 5, 2020, if our 2020 Annual Meeting of Stockholders is held within thirty (30) days before or after June 5, 2020; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2020 Annual Meeting of Stockholders is not held within thirty (30) days before or after June 5, 2020. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

Aaron J. Kuehne
Secretary

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ANNUAL MEETING OF STOCKHOLDERS OF CLARUS CORPORATION June 5, 2019 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.claruscorp.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20430000000000000000 8 060519 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED; AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect the four nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified; FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: O Warren B. Kanders O Donald L. House O Nicholas Sokolow O Michael A. Henning 2. To ratify the appointment of Deloitte & Touche LLP as Clarus Corporation’s independent registered public accounting firm for the year ending December 31, 2019; FOR AGAINST ABSTAIN 3. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

0 CLARUS CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Warren B. Kanders and Nicholas Sokolow as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Clarus Corporation held of record by the undersigned on April 18, 2019, at the Annual Meeting of Stockholders to be held at the law offices of Kane Kessler, P.C., 666 Third Avenue, 23rd Floor, New York, NY 10017, on June 5, 2019, at 8:00 a.m., Eastern Time, or any adjournment or postponement thereof and hereby revokes all earlier proxies of the undersigned. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" ALL NOMINEES LISTED, AND "FOR" PROPOSAL 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED, AND "FOR" PROPOSAL 2. (Continued and to be signed on the reverse side) 1.1 14475